Program Rights and Intangible Assets, Net	12 Months Ended
Dec. 31, 2015
Program Rights and Intangible Assets, Net [Abstract]
PROGRAM RIGHTS AND INTANGIBLE ASSETS, NET

 NOTE 5 – PROGRAM RIGHTS AND INTANGIBLE ASSETS, NET

	December 31, 2015	December 31, 2014
Program rights	$20,692	$20,692
Less: accumulated amortization	(20,692)	(20,692)
	$-	$-

Intangible assets	$7,120,088	$7,120,088
Less: accumulated amortization	(613,119)	(613,119)
Less: impairment charges	(6,506,969)	(6,506,969)
	$-	$-

Program rights represent (1) programs that were contributed by the PRC TV Stations to the JV Tech Cos as capital, and (2) programs purchased by the JV Tech Cos from the PRC TV Stations in accordance with the joint venture and asset transfer agreements, respectively. Program rights are carried at cost and are amortized over their expected useful life of one year. There was no amortization of program rights in 2013 as the program rights were fully amortized during 2009. The programs included in program rights are those originally produced by the PRC TV Stations and the JV Tech Co’s have ownership of the program rights pursuant to the joint venture and asset transfer agreements.

Intangible assets represent the contractual right to operate the advertising business. Intangible assets are evaluated periodically to determine if expected cash flow generate from the advertising business is sufficient to cover the unamortized portion of the intangible assets. To the extent that expected cash flow is insufficient, the intangible assets are written down to their net realizable value.

Intangible assets are expected to be amortized on a systematic basis over the lives of the Exclusive Cooperation Agreements of 30 years for Taiyuan JV. The Company assessed the recoverability of intangible assets and due to the uncertainties on the dispute with Shanxi TV Station the Company had wholly impaired the intangible assets of $6,506,969 for the year ended December 31, 2011.